SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[  ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [ X ] Definitive Proxy Statement



[  ]    Definitive Additional Materials

[  ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           FEDERATED GOVERNMENT TRUST

                (Name of Registrant as Specified In Its Charter)

                               FEDERATED INVESTORS

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               ------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------

        3)     Filing Party:

               ------------------------------------------------------------

        4)     Date Filed:

               ------------------------------------------------------------





                                     FEDERATED GOVERNMENT TRUST

PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Federated Government Trust (the "Trust") will hold a special meeting in lieu of annual meeting of shareholders of Automated Government Cash Reserves, Automated Treasury Cash Reserves and U.S. Treasury Cash Reserves (collectively, the "Funds") on June 28, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?

     Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?

The proposals include the election of Trustees, ratification of independent auditors and the proposed reorganizations of the Funds into newly created portfolios of Money Market Obligations Trust ("MMOT").

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

WHY AM I BEING ASKED TO VOTE ON THE RATIFICATION OF INDEPENDENT AUDITORS?

The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditors' opinion is an important assurance to both the Trust and its investors.

The Board of Trustees approved the selection of Ernst & Young LLP, long-time auditors of the Trust, for the current fiscal year and believes that the continued employment of this firm is in the Trust's best interests.

WHY ARE THE REORGANIZATIONS BEING PROPOSED?

The Board of Trustees and the Funds' investment adviser believe that the management structure of the Funds can be simplified by reorganizing the Funds as portfolios of MMOT, another money market mutual fund. After the Reorganizations, the original Trust will be dissolved. MMOT offers a variety of portfolios investing in money market securities, each with its own investment objective.

HOW WILL THE REORGANIZATIONS AFFECT MY INVESTMENT?

o    The shares you own and the value of your investment will not change.

o    The three Reorganizations will each be a tax-free event.

o There will not be any sales loads, commissions, or transaction charges with the Reorganizations.

o    The investment objectives will remain the same.

o There will be no increases in the fees payable to the Funds' investment adviser because of the Reorganizations.

HOW DO I VOTE MY SHARES?

You may vote in person at the special meeting in lieu of the annual meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

You may also vote by telephone at 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call  your   Investment   Professional   or  a  Federated   Client  Service
Representative. Federated's toll-free number is 1-800-341-7400.

   After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

                                   DEFINITIVE



                           FEDERATED GOVERNMENT TRUST

                       AUTOMATED GOVERNMENT CASH RESERVES

                        AUTOMATED TREASURY CASH RESERVES

                           U.S. TREASURY CASH RESERVES

                            NOTICE OF SPECIAL MEETING

                    IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 28, 1999



               A Special Meeting in lieu of Annual Meeting of the shareholders of Federated Government Trust (the "Trust"), which consists of three portfolios or series, Automated Government Cash Reserves (the "Government Fund"), Automated Treasury Cash Reserves (the "Treasury Fund") and U.S. Treasury Cash Reserves (the "Treasury Cash Fund") (individually, a "Fund" and collectively, the "Funds"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on June 28, 1999 to consider proposals:



                 (1)  To elect seven Trustees.

                 (2) To ratify the selection of the Trust's independent auditors.

                 (3) To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the Government Fund, and Money Market Obligations Trust, on behalf of its series, Automated Government Cash Reserves (the "New Government Fund"), whereby the New Government Fund would acquire all of the assets of the Government Fund in exchange for shares of the New Government Fund to be distributed PRO RATA by the Government Fund to its shareholders in complete liquidation and termination of the Government Fund (Government Fund ONLY).

                 (4) To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the Treasury Fund, and Money Market Obligations Trust, on behalf of its series, Automated Treasury Cash Reserves (the "New Treasury Fund"), whereby the New Treasury Fund would acquire all of the assets of the Treasury Fund in exchange for shares of the New Treasury Fund to be distributed PRO RATA by the Treasury Fund to its shareholders in complete liquidation and termination of the Treasury Fund (Treasury Fund ONLY).



                 (5) To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the Treasury Cash Fund, and Money Market Obligations Trust, on behalf of its series, U.S. Treasury Cash Reserves (the "New Treasury Cash Fund"), whereby the New Treasury Cash Fund would acquire all of the assets of the Treasury Cash Fund in exchange for shares of the New Treasury Cash Fund to be distributed PRO RATA by the Treasury Cash Fund to its shareholders in complete liquidation and termination of the Treasury Cash Fund (Treasury Cash Fund ONLY).



                      To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed April 30, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary

May 14, 1999

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS



ABOUT THE PROXY SOLICITATION AND THE MEETING...................................4

ELECTION OF SEVEN TRUSTEES.....................................................5

ABOUT THE ELECTION OF TRUSTEES ............................................   5

TRUSTEES STANDING FOR ELECTION.................................................6

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES.....................................6

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS..........................7

APPROVAL OF THE PROPOSED REORGANIZATIONS.......................................7

INFORMATION ABOUT THE TRUST.............................................     12

PROXIES, QUORUM AND VOTING AT THE MEETING.....................................12

SHARE OWNERSHIP OF THE TRUSTEES...............................................13

TRUSTEE COMPENSATION..........................................................13

OFFICERS OF THE TRUST.........................................................15

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY..................17

APPENDIX I: AGREEMENT AND PLAN OF REORGANIZATION.............................I-1

APPENDIX II - A: COMPARISON OF INVESTMENT POLICIES AND LIMITATIONS FOR
THE GOVERNMENT FUND AND THE NEW GOVERNMENT FUND...........................II-A-1

APPENDIX II - B: COMPARISON OF INVESTMENT POLICIES AND LIMITATIONS FOR
THE TREASURY FUND AND THE NEW TREASURY FUND...............................II-B-1

APPENDIX II - C: COMPARISON OF INVESTMENT POLICIES AND LIMITATIONS FOR
THE TREASURY CASH FUND AND THE NEW TREASURY CASH FUND.....................II-C-1

                                   DEFINITIVE



                                 PROXY STATEMENT

                           FEDERATED GOVERNMENT TRUST

                       AUTOMATED GOVERNMENT CASH RESERVES

                        AUTOMATED TREASURY CASH RESERVES

                           U.S. TREASURY CASH RESERVES

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE MEETING

        The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"), which consists of three portfolios or series, Automated Government Cash Reserves (the "Government Fund"), Automated Treasury Cash Reserves (the "Treasury Fund") and U.S. Treasury Cash Reserves (the "Treasury Cash Fund") (individually, a "Fund" and collectively, the "Funds"). The proxies will be voted at the special meeting in lieu of annual meeting of shareholders of the Trust to be held on June 28, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting in lieu of annual meeting and any adjournment or postponement thereof are referred to as the "Meeting").

        The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

        The Board has reviewed the proposed reorganizations of the Funds, and approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about May 14, 1999, to shareholders of record at the close of business on April 30, 1999 (the "Record Date").



        On the Record Date, the Funds had outstanding the following number of shares of beneficial interest:

        Government Fund:     773,256,178.151 shares

        Treasury Fund:       254,355,362.94 shares

        Treasury Cash Fund:  2,570,031,295.96 shares

        The Funds' annual prospectuses, which include audited financial statements for the fiscal year ended April 30, 1998, were previously mailed to shareholders. The Funds' semi-annual reports, which contain unaudited financial statements for the period ended October 31, 1998, were also previously mailed to shareholders. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.



                     PROPOSAL #1: ELECTION OF SEVEN TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Constantakis, Mansfield and Murray are presently serving as Trustees. If elected by shareholders, Messrs. Cunningham, Donahue and Walsh are expected to assume their responsibilities as Trustees effective July 1, 1999. Please see "ABOUT THE ELECTION OF TRUSTEES" below for current information about the Nominees.

        Messrs. Murray and Bigley were appointed Trustees on February 14, 1995 and October 1, 1995, respectively, to fill vacancies created by the decision to expand the size of the Board. Messrs. Constantakis and Mansfield were appointed Trustees on February 23, 1998 and January 1, 1999, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Cunningham, Donahue and Walsh are being proposed for election as Trustees to fill vacancies anticipated to result from the resignations of three current Trustees. The anticipated resignations will not occur if Messrs. Cunningham, Donahue and Walsh are not elected as Trustees.

        All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the seven individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

        If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT

             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR

                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST

ABOUT THE ELECTION OF TRUSTEES

        When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

        Set forth below is a listing of: (i) Trustees standing for election, and
(ii) Nominees standing for election who are not presently serving as Trustees, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:

TRUSTEES STANDING FOR ELECTION

THOMAS G. BIGLEY

15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director or Trustee of the Federated Fund Complex; Director and Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director and Member of Executive Committee, University of Pittsburgh.

NICHOLAS P. CONSTANTAKIS

175 Woodshire Drive
Pittsburgh, PA

Birthdate:  September 3, 1939

Trustee

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

CHARLES F. MANSFIELD, JR.

80 South Road
Westhampton, NY

Birthdate:  April 10, 1945

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant.

JOHN E. MURRAY, JR., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES

JOHN F. CUNNINGHAM

353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943



Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (specialized financial consulting organization); Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.



J. CHRISTOPHER DONAHUE

Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President



President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.



JOHN S. WALSH

2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.

       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

        The 1940 Act requires that the Trust's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of the Trust, including a majority of its members who are not "interested persons" of the Trust, approved the selection of Ernst & Young LLP (the "Auditors") for the current fiscal year at a Board meeting held on May 12, 1998.

        The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Trust or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Trust's best interests.

        Representatives of the Auditors are not expected to be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting on the proposal at the Meeting.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

              VOTE TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

              PROPOSAL #3: TO APPROVE THE PROPOSED REORGANIZATIONS

        The Board of Trustees of the Trust has voted to recommend to shareholders of each of the Government Fund, the Treasury Fund and the Treasury Cash Fund the approval of an Agreement and Plan of Reorganization (individually, a "Reorganization Agreement," and collectively, the "Reorganization Agreements") whereby Money Market Obligations Trust, a Massachusetts business trust ("MMOT"), on behalf of its portfolios, Automated Government Cash Reserves (the "New Government Fund"), Automated Treasury Cash Reserves (the "New Treasury Fund") and U.S. Treasury Cash Reserves (the "New Treasury Cash Fund") (the New Government Fund, the New Treasury Fund and the New Treasury Cash Fund are collectively referred to as the "New Funds"), would acquire all of the assets (subject to the liabilities) of the Government Fund, the Treasury Fund and the Treasury Cash Fund, respectively, in exchange for shares of beneficial interest of the New Government Fund, the New Treasury Fund and the New Treasury Cash Fund, to be distributed pro rata by the Government Fund, the Treasury Fund and the Treasury Cash Fund to its respective shareholders in complete liquidation and dissolution of the Government Fund, the Treasury Fund and the Treasury Cash Fund (each a "Reorganization" and collectively, the "Reorganizations"). As a result of the Reorganizations:

        Shareholders of the Government Fund will receive shares of the New Government Fund having a total net asset value equal to the total net asset value of his or her holdings in the Government Fund on the date of the Reorganization of the Government Fund;

        Shareholders of the Treasury Fund will receive shares of the New Treasury Fund having a total net asset value equal to the total net asset value of his or her holdings in the Treasury Fund on the date of the Reorganization of the Treasury Fund; and

        Shareholders of the Treasury Cash Fund will receive shares of the New Treasury Cash Fund having a total net asset value equal to the total net asset value of his or her holdings in the Treasury Cash Fund on the date of the Reorganization of the Treasury Cash Fund.

        MMOT is an open-end management investment company that, immediately prior to the Reorganizations, will include thirteen portfolios, each of which has its own investment objective. The New Funds are newly-organized portfolios of MMOT (initially "shell" portfolios). Each New Fund has the same investment objective as the corresponding Fund that is merging into the New Fund. The permissible investments for the New Funds are the same as the permissible investments for the Funds, and the New Funds use comparable investment strategies. Each of the New Funds pursues its investment objective by investing in a portfolio of money market instruments maturing in 397 days or less. The average maturity of money market instruments in each New Fund's portfolio, computed on a dollar weighted basis, will be 90 days or less. Each Fund has an identical investment objective, which it pursues by investing in a portfolio of money market instruments maturing in thirteen months or less. The average maturity of money market instruments in each Fund's portfolio, computed on a dollar weighted basis, will be 90 days or less. Each of the Funds and the New Funds are money market mutual funds which seek to stabilize their offering and redemption prices at $1.00 per share, although there can be no assurance that any of the Funds or the New Funds will be able to do so. (See "Comparison of Investment Policies and Risk Factors" below.) An investment in any of the Funds or the New Funds is neither insured nor guaranteed by the U.S. government.

        As a condition to each Reorganization transaction, the Trust and MMOT will receive an opinion of counsel that each Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code, so that no gain or loss for federal income tax purposes will be recognized by either the Trust or MMOT or the shareholders of any Fund or the corresponding New Fund. The tax basis of each New Fund's shares received by the corresponding Fund's shareholders will be the same as the tax basis of the shareholders' shares in the Fund.

         Significant components of the Reorganizations and provisions of the Reorganization Agreements are summarized below; however, this summary of the Reorganization Agreements is qualified in its entirety by reference to the full text of each of the three Reorganization Agreements between the Trust, on behalf of its portfolios, the Government Fund, the Treasury Fund and the Treasury Cash Fund, and MMOT, on behalf of its portfolios, the New Government Fund, the New Treasury Fund and the New Treasury Cash Fund, respectively. A copy of the Reorganization Agreement between the Trust, on behalf of the Government Fund, and MMOT, on behalf of the New Government Fund, is attached as Appendix I to this Proxy Statement. The two other Reorganization Agreements, between the Trust, on behalf of the Treasury Fund, and MMOT, on behalf of the New Treasury Fund, and between the Trust, on behalf of the Treasury Cash Fund, and MMOT, on behalf of the New Treasury Cash Fund, are identical to the Reorganization Agreement attached as Appendix I, except for the Reorganization Agreements' identification of the Funds and the New Funds.

DESCRIPTION OF THE REORGANIZATION AGREEMENTS

         The discussion in this Proxy Statement refers to the Reorganization Agreement between the Trust, on behalf of the Government Fund, and MMOT, on behalf of the New Government Fund. This discussion also applies to the other two Reorganizations, and describes the provisions of the two other Reorganization Agreements.

         The Reorganization Agreement for the Government Fund provides that all of the assets of the Government Fund will be transferred to the New Government Fund, subject to the liabilities of the Government Fund. Each holder of shares of the Government Fund will receive the same number (with the same aggregate value) of shares of the New Government Fund as the shareholder had in the Government Fund immediately prior to the Reorganization. The Government Fund's shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the shares of the New Government Fund.

        Following the transfer of assets and assumption of liabilities of the Government Fund to and by the New Government Fund, and the issuance of shares by the New Government Fund to the Government Fund, the Government Fund will distribute the shares of the New Government Fund received by the Government Fund among the shareholders of the Government Fund in proportion to the number of shares each such shareholder holds in the Government Fund. In addition to receiving the shares of the New Government Fund, each shareholder of the Government Fund will have a right to receive any declared and unpaid dividends or other distributions of the Government Fund. Following the Reorganization, shareholders of the Government Fund will be shareholders of the New Government Fund. Upon the completion of the Reorganization, the Trust will be deregistered as an investment company under the 1940 Act and its existence terminated under state law. The stock transfer books of the Trust will be permanently closed after the Reorganization. MMOT will not issue share certificates with respect to shares of the New Government Fund issued in connection with the Reorganization.



        The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement and the transactions and exchange contemplated thereby as described in this Proxy Statement by the shareholders of the Government Fund; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after July 30, 1999.



        The Trust's investment adviser is responsible for the payment of all expenses of the Reorganizations incurred by either party, whether or not the Reorganizations are consummated. Such expenses include, but are not limited to, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Government Fund's shareholders.

        The Reorganizations may be terminated at any time prior to their consummation by either the Trust or MMOT if circumstances should develop that, in the opinion of either the Board of the Trust or the Board of Trustees of MMOT, make proceeding with the Reorganization Agreements inadvisable. The Reorganization Agreements provide further that at any time prior to the consummation of the Reorganizations: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreements provided that such amendment or modification would not have a material adverse effect on the benefits intended under the Reorganization Agreements and it would be consistent with the best interests of the shareholders of a Fund and its corresponding New Fund; and (ii) the parties may waive any of the conditions set forth in the Reorganization Agreements if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreements to the shareholders of a Fund or its corresponding New Fund as the case may be.

REASONS FOR THE PROPOSED REORGANIZATION



        The Trust was established as a Massachusetts business trust in 1989. Although the Board has been satisfied with the Government Fund's performance, it, and the Trust's distributor and administrator, believe that reorganizing the Government Fund as a portfolio of MMOT could improve the Government Fund's distribution and streamline administration. Accordingly, the Trust's distributor and administrator have recommended to the Board of Trustees of MMOT that the New Government Fund be organized for the purpose of acquiring the Government Fund's assets and thereby reorganizing the Government Fund as a portfolio of MMOT. The Trust's distributor and administrator similarly recommended to the Trustees of the Trust that the Government Fund's assets be transferred to MMOT, on behalf of the New Government Fund, in order to reorganize it as a separate portfolio of MMOT. In connection with this proposal, the Trust's distributor and administrator emphasized the comparable advisory services provided, the identical investment objectives, the similar investment policies, and the administrative convenience and simplification of management achievable by operating the Government Fund as a portfolio of MMOT.

BOARD OF TRUSTEES' CONSIDERATIONS AND RECOMMENDATIONS

        The Trust's Board of Trustees, at its meeting on February 15, 1999, concluded that the reorganization of the Government Fund as a portfolio of MMOT could provide for improved distribution and streamlined administration. The Trust's Trustees also noted that the Government Fund's shareholders would continue to receive the same quality of investment management services from the New Government Fund's investment adviser, which is also the Government Fund's current investment adviser. The Board of Trustees, including a majority of the Trustees who are not "interested persons," additionally determined that participation in the Reorganization is in the best interests of the Government Fund, and that the interests of the Government Fund's shareholders would not be diluted as a result of effecting the Reorganization. Based upon the foregoing considerations, and the fact that shareholders of the Government Fund will not suffer any adverse federal income tax consequences as a result of the Reorganization, the Board of Trustees of the Trust unanimously voted to approve, and recommended to the Government Fund's shareholders the approval of, the Reorganization.



        The Board of Trustees of MMOT, including the Trustees who are not "interested persons," at the Board's meeting on February 15, 1999, unanimously concluded that consummation of the Reorganization is in the best interests of MMOT and the shareholders of the New Government Fund, and that the interests of the New Government Fund's shareholders would not be diluted as a result of effecting the Reorganization. As a consequence, the Board of Trustees of MMOT unanimously approved the Reorganization Agreement.



        Under the terms of the Declaration of Trust, the approval of each Reorganization of a Fund requires the affirmative vote of the holders of more than fifty percent of the outstanding shares of the Fund. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)



FEDERAL INCOME TAX CONSEQUENCES

        As a condition to the Reorganization transactions, the Trust, on behalf of the Government Fund, and MMOT, on behalf of the New Government Fund, will receive an opinion from Dickstein Shapiro Morin & Oshinsky LLP, special counsel to the Trust and MMOT, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Reorganization Agreement will constitute a tax-free reorganization under section 368(a)(1)(F) of the Code; (2) no gain or loss will be recognized by the New Government Fund upon its receipt of the Government Fund's assets in exchange for the New Government Fund shares; (3) no gain or loss will be recognized by the Government Fund upon the transfer of its assets to the New Government Fund in exchange for New Government Fund shares or upon the distribution (whether actual or constructive) of the New Government Fund shares to the Government Fund shareholders in exchange for their shares of the Government Fund; (4) no gain or loss will be recognized by shareholders of the Government Fund upon exchange of the Government Fund shares for the New Government Fund shares; (5) the holding period and tax basis for the Government Fund's assets acquired by the New Government Fund will be the same as the holding period and the tax basis to the Government Fund immediately prior to the Reorganization; (6) the holding period of the New Government Fund shares received by shareholders of the Government Fund pursuant to the Reorganization Agreement will be the same as the holding period of the Government Fund shares held by such shareholders immediately prior to the Reorganization, provided the Government Fund shares were held as capital assets on the date of the Reorganization; and (7) the tax basis of the New Government Fund shares received by shareholders of the Government Fund pursuant to the Reorganization Agreement will be the same as the tax basis of the Government Fund shares held by such shareholders immediately prior to the Reorganization.

         The Trust and MMOT have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

COMPARISON OF INVESTMENT POLICIES AND RISK FACTORS



         The investment objective of the Government Fund is identical to the investment objective of the New Government Fund. Investments in both the Government Fund and the New Government Fund are not insured or guaranteed by the U.S. government. Since the Government Fund and the New Government Fund are managed to maintain a constant net asset value, they have little risk of principal loss. However, investments in the Government Fund and the New Government Fund are subject to certain risks, which include, but are not limited to, the following: the possibility that issuers of securities will have their credit ratings downgraded; the ability of the issuers of securities to meet their obligations for payment of principal and interest when due or to repurchase such securities as previously agreed; interest rate or market risk, which is the potential for fluctuations in the prices of debt securities, due to changing interest rates (e.g., when interest rates rise, bond prices generally decline); prepayment or call risk, which is the likelihood that, during periods of falling interest rates, debt securities will be prepaid (or "called") prior to maturity, requiring the proceeds to be invested by the Government Fund or the New Government Fund at a generally lower interest rate; and international economic and political developments, which may have an impact on issuers of securities owned by the Government Fund or the New Government Fund. These risks could result in a loss of value of an investment in the Government Fund, or in the New Government Fund when it commences operations.



         The permissible investments for the Government Fund and the New Government Fund are identical. The investment policies and restrictions of the New Government Fund have been established so as to be comparable to the current investment policies and restrictions of the Government Fund. The differences between the investment policies and restrictions of the Government Fund and those of the New Government Fund result from the standardization of certain investment policies and restrictions among the Federated Funds, including the New Government Fund, and the elimination of certain investment limitations which govern the Government Fund and had been previously required under state law. A number of these investment limitations have been preempted and are no longer applicable, and hence, the New Government Fund is not required to adopt them. Appendix II-A to this Proxy Statement identifies the differences between the investment policies and restrictions of the Government Fund and the New Government Fund. (Appendix II-B to this Proxy Statement identifies the differences between the investment policies and restrictions of the Treasury Fund and the New Treasury Fund, and Appendix II-C to this Proxy Statement identifies the differences between the investment policies and restrictions of the Treasury Cash Fund and the New Treasury Cash Fund.) The investment adviser to the Government Fund and the New Government Fund does not believe that the differences in investment policies and restrictions are material. In addition, the adviser believes that the level of risk of an investment in the Government Fund is comparable to, and does not materially differ from, the level of risk of an investment in the New Government Fund.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS

        Each of the Trust and MMOT is organized as a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. The rights of shareholders of the Funds and of the shareholders of the New Funds relating to voting, distributions and redemptions, as set forth in the applicable Declaration of Trust and By-Laws, are substantively identical. Set forth below is a brief summary of the significant rights of shareholders of the Trust and of MMOT.



        Neither the Trust nor MMOT is required to hold annual meetings of shareholders. Shareholder approval is necessary only for certain changes in operations or the election of Trustees under certain circumstances. A special meeting of shareholders of either the Trust or MMOT for any permissible purpose shall be called by the Trustees upon the written request of the holders of at least 10% of the outstanding shares of the Trust or MMOT, as the case may be. Each share of the Trust and MMOT is entitled to one vote. All shares of MMOT have equal voting rights, except that only shares of each New Fund is entitled to vote on matters only affecting that New Fund.



        Under certain circumstances, shareholders of the Funds and shareholders of the New Funds may be held personally liable as partners under Massachusetts law for obligations of the Trust or of MMOT, respectively. To protect their shareholders, the Trust and MMOT have filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of their shareholders for such acts or obligations of the Trust or MMOT. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the Trust or MMOT or their Trustees enter into or sign.



        In the unlikely event a shareholder is held personally liable for the Funds' or the New Funds' obligations, the Funds and the New Funds are each required to use their property to protect or compensate the shareholder. On request, the Funds and the New Funds will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Funds or New Funds, as applicable. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust or MMOT cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Trust or MMOT.



PURCHASE AND REDEMPTION INFORMATION, EXCHANGE PRIVILEGES, DISTRIBUTION AND
PRICING

         The purchase, redemption, exchange privileges and distribution policies of the Funds are identical to the purchase, redemption, exchange privileges and distribution policies of the New Funds.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT

                           INFORMATION ABOUT THE TRUST

PROXIES, QUORUM AND VOTING AT THE MEETING

        Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of each Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.



        In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of more than fifty percent of the total number of outstanding shares of each Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.



        For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

        If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

        As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

SHARE OWNERSHIP OF THE TRUSTEES

Officers and Trustees of the Trust own less than 1% of each Fund's outstanding shares.



     At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the respective classes of the Funds:

GOVERNMENT FUND: The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Government Fund: Fiduciary Trust Company International, New York, NY, on behalf of various customer accounts, owned approximately 211,985,600 shares (27.41%); The Chase Manhattan Bank, NA, New York, NY, on behalf of various customer accounts, owned approximately 108,655,383 shares (14.05%); Bancfirst, Oklahoma City, OK, on behalf of various customer accounts, owned approximately 84,333,773.02 shares (10.91%); Turtle & Co., Boston, MA, owned approximately 74,855,599.54 shares (9.68%); Cambridge Trust Company, Cambridge, MA, on behalf of various customer accounts, owned approximately 68,581,503.28 shares (8.87%); Istco, Belleville, IL, owned approximately 60,724,763.04 shares (7.85%); and Wheeler & Co., Boston, MA, owned approximately 47,256,245.76 shares (6.11%).

TREASURY FUND: The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Treasury Fund: The Chase Manhattan Bank, NA, New York, NY, on behalf of various customer accounts, owned approximately 74,465,739 shares (29.28%); FBS Investment Services, Inc., Minneapolis, MN, on behalf of various customer accounts, owned approximately 67,120,653.65 shares (26.39%); Var & Co., St. Paul, MN, owned approximately 44,006,473 shares (17.30%); and Turtle & Co., Boston, MA, owned approximately 17,834,727.83 shares (7.01%).

TREASURY CASH FUND: The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Institutional Shares class of the Treasury Cash Fund: The Chase Manhattan Bank, NA, New York, NY, on behalf of various customer accounts, owned approximately 226,398,736 shares (13.76%); One & Co., Boston, MA, owned approximately 202,482,884 shares (12.31%); Barhemco, Boston, MA, owned approximately 180,883,816.01 shares (10.99%); and Smith & Co., Salt Lake City, UT, owned approximately 105,228,675.53 shares (6.40%). The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Institutional Service Shares class of the Treasury Cash Fund: The Chase Manhattan Bank, NA, New York, NY, on behalf of various customer accounts, owned approximately 184,982,724 shares (20.01%); Central Carolina Bank & Trust, Durham, NC, on behalf of various customer accounts, owned approximately 103,471,435.54 shares (11.19%); Turtle & Co., Boston, MA, owned approximately 87,140,970.29 shares (9.42%), Tellson & Co., Gladstone, NJ, owned approximately 79,881,775.32 shares (8.64%); Lynspen & Co., Birmingham, AL, owned approximately 63,087,167.58 shares (6.82%); and Dolling & Co., Wheeling, WV, owned approximately 58,902,330.77 shares (6.37%).

TRUSTEE COMPENSATION



                                 AGGREGATE
NAME,                          COMPENSATION
POSITION WITH                      FROM                      TOTAL COMPENSATION PAID
TRUST                             TRUST1#                      FROM FUND COMPLEX+
--------------------------- -------------------- ------------------------------------------------
John F. Donahue*@                 $0            $0 for the Trust and
Chairman and Trustee                            56 other investment companies in the Fund Complex

Thomas G. Bigley              $2,867.05         $113,860.22 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

John T. Conroy, Jr.           $3,154.21         $125,264.48 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

Nicholas P. Constantakis++      $678.88         $47,958.02 for the Trust and
Trustee                                         36 other investment companies in the Fund Complex

William J. Copeland           $3,154.21         $125,264.48 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

James E. Dowd                 $3,154.21         $125,264.48 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.*      $2,867.05         $113,860.22 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.@      $3,154.21         $125,264.48 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

Glen R. Johnson*                  $0            $0 for the Trust and
President and Trustee                           8 other investment companies in the Fund Complex

Peter E. Madden               $2,867.05         $113,860.22 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

Charles F. Mansfield**            $0            $0 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

John E. Murray, Jr.           $2,867.05         $113,860.22 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

Wesley W. Posvar              $2,867.05         $113,860.22 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

Marjorie P. Smuts             $2,867.05         $113,860.22 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex


1 Information is furnished for the fiscal year ended April 30, 1998.

# The aggregate compensation is provided for the Trust which is comprised of three portfolios.

+ The information is provided for the last calendar year.

* The Trustee is deemed to be an "interested person" as defined in the 1940 Act.

@ Member of the Executive Committee.

++ Mr. Constantakis was appointed to the Board of Trustees on February 23, 1998.



     ** Mr. Mansfield became a member of the Board of Trustees on January 1, 1999. Mr. Mansfield did not receive any fees from the Fund Complex as of the last calendar year.



        During the fiscal year ended April 30, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

        The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

        For the most recently completed fiscal year, Messrs. Flaherty, Conroy, Copeland and Dowd served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended April 30, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS OF THE TRUST

        The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate:  July 28, 1924

Chairman and Trustee



     Chairman and Trustee, Federated Investors, Federated Investment Management Company, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust and Nominee for Trustee.



Glen R. Johnson
Federated Investors Tower

Pittsburgh, PA

Birthdate:  May 2, 1929

President and Trustee



Trustee, Federated Investors; President and/or Trustee of some of the Funds in the Federated Fund Complex; staff member, Federated Securities Corp.



J. Christopher Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President



President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.



Edward C. Gonzales
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President



Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.



John W. McGonigle
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President and Secretary



Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Investment Management Company, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

William D. Dawson, III
Federated Investors Tower

Pittsburgh, PA

Birthdate: March 3, 1949

Chief Investment Officer

Chief Investment Officer of the Trust and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Research Corp., Federated Investment Management Company, Federated Management, Federated Research, and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Richard B. Fisher
Federated Investors Tower

Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

Susan R. Hill
Federated Investors Tower

Pittsburgh, PA

Birthdate:  June 20, 1963

Vice President

Vice President, Federated Investment Management Company.

Richard J. Thomas
Federated Investors Tower

Pittsburgh, PA

Birthdate: June 17, 1954

Treasurer

Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.



        None of the Officers of the Trust received salaries from the Trust during the fiscal year ended April 30, 1998.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

        The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Government Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

        No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary

May 14, 1999

                           FEDERATED GOVERNMENT TRUST

                       AUTOMATED GOVERNMENT CASH RESERVES

                        AUTOMATED TREASURY CASH RESERVES

                           U.S. TREASURY CASH RESERVES

INVESTMENT ADVISER

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Automated Government Cash Reserves (the "Government Fund"), a portfolio of Federated Government Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Government Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 28, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED GOVERNMENT TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,  JR.,
               JOHN F. CUNNINGHAM, J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD, JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH
               AS TRUSTEES OF THE TRUST
                             FOR                   [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST'S
               INDEPENDENT AUDITORS
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, AUTOMATED GOVERNMENT CASH RESERVES (THE "GOVERNMENT FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, AUTOMATED GOVERNMENT CASH RESERVES (THE "NEW GOVERNMENT FUND") WHEREBY THE NEW GOVERNMENT FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE GOVERNMENT FUND IN EXCHANGE IN SHARES OF THE NEW GOVERNMENT FUND TO BE DISTRIBUTED PRO RATA BY THE GOVERNMENT FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE GOVERNMENT FUND

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Automated Treasury Cash Reserves (the "Treasury Fund"), a portfolio of Federated Government Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Treasury Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 28, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED GOVERNMENT TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                    [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,  JR.,
               JOHN F. CUNNINGHAM, J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD, JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH
               AS TRUSTEES OF THE TRUST
                             FOR                    [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST'S
               INDEPENDENT AUDITORS
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, AUTOMATED TREASURY CASH RESERVES (THE "TREASURY FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, AUTOMATED TREASURY CASH RESERVES (THE "NEW TREASURY FUND") WHEREBY THE NEW TREASURY FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE TREASURY FUND IN EXCHANGE IN SHARES OF THE NEW TREASURY FUND TO BE DISTRIBUTED PRO RATA BY THE TREASURY FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE TREASURY FUND

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of U.S. Treasury Cash Reserves (the "Treasury Cash Fund"), a portfolio of Federated Government Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Treasury Cash Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 28, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED GOVERNMENT TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,  JR.,
               JOHN F. CUNNINGHAM, J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD, JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH
               AS TRUSTEES OF THE TRUST
                             FOR                   [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST'S
               INDEPENDENT AUDITORS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, U.S. TREASURY CASH RESERVES (THE "TREASURY CASH FUND"), AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, U.S. TREASURY CASH RESERVES (THE "NEW TREASURY CASH FUND") WHEREBY THE NEW TREASURY CASH FUND WOULD ACQUIRE ALL OF THE ASSETS OF TREASURY CASH FUND IN EXCHANGE IN SHARES OF THE NEW TREASURY CASH FUND TO BE DISTRIBUTED PRO RATA BY THE TREASURY CASH FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE TREASURY CASH FUND

                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM




                                   APPENDIX I

THIS AGREEMENT AND PLAN OF REORGANIZATION DESCRIBES THE PROPOSED REORGANIZATION OF THE GOVERNMENT FUND INTO THE NEW GOVERNMENT FUND. SUBSTANTIALLY IDENTICAL AGREEMENTS AND PLANS OF REORGANIZATION WILL BE UTILIZED TO DESCRIBE THE PROPOSED REORGANIZATION OF THE TREASURY FUND INTO THE NEW TREASURY FUND, AND THE TREASURY CASH FUND INTO THE NEW TREASURY CASH FUND.

                      AGREEMENT AND PLAN OF REORGANIZATION



           AGREEMENT AND PLAN OF REORGANIZATION dated as of April 1, 1999 (the "Agreement") between Federated Government Trust, a Massachusetts business trust (the "Fund"), on behalf of its portfolio, Automated Government Cash Reserves, with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, and Money Market Obligations Trust, a Massachusetts business trust (the "Trust"), with its principal place of business located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, on behalf of its newly-organized portfolio, Automated Government Cash Reserves (the "Successor Fund").



           WHEREAS, the Board of Trustees of the Fund and the Board of Trustees of the Trust have determined that it is in the best interests of the Fund and the Trust, respectively, that the assets of the Fund be acquired by the Successor Fund pursuant to this Agreement; and

     WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal
Revenue Code of 1986, as amended (the "Code"):

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

        1.     PLAN OF EXCHANGE.

               (a) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein) the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the Fund) to the Successor Fund, and the Successor Fund shall acquire all of the assets of the Fund (subject to the liabilities of the Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), to be issued by the Trust, having an aggregate net asset value equal to the value of the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Successor Fund Shares shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of the Successor Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Fund Shares, the Trust shall credit the Successor Fund Shares to the Fund's account on the share record books of the Trust and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Successor Fund.

               (b) Delivery of the assets of the Fund to be transferred shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to State Street Bank and Trust Company, the Trust's custodian (the "Custodian"), for the account of the Trust and the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Successor Fund.

               (c) The Fund will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and to the Trust and any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.



               (d) The Valuation Date shall be July 30, 1999, or such earlier or later date as may be mutually agreed upon by the parties.



               (e) As soon as practicable after the Exchange Date, the Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Fund in proportion to the number of shares each such shareholder holds in the Fund and shall take all other steps necessary to effect its dissolution and termination. After the Exchange Date, the Fund shall not conduct any business except in connection with its dissolution and termination.

     2. THE FUND'S REPRESENTATIONS AND WARRANTIES. The Fund represents and warrants to and agrees with the Trust on behalf of the Successor Fund as follows: -----------------------------------------

               (a) The Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

               (b) This Agreement has been duly authorized, executed and delivered by the Fund and is valid and binding on the Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Fund's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

               (c) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               (d) Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's business since then, the Fund has no known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Fund's knowledge, threatened against the Fund.

     (e) On the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

     3. THE TRUST'S REPRESENTATIONS AND WARRANTIES. The Trust, on behalf of the Successor Fund, represents and warrants to and agrees with the Fund as follows:
------------------------------------------

               (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

               (b) This Agreement has been duly authorized, executed and delivered by the Trust and is valid and binding on the Trust, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

     (c) The Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

               (d) The Successor Fund does not have any known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Trust's knowledge, threatened against the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

               (e) At the Exchange Date, the Successor Fund Shares to be issued to the Fund (the only Successor Fund Shares to be issued as of the Exchange
Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable. No Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

        4. THE TRUST'S CONDITIONS PRECEDENT. The obligations of the Trust hereunder shall be subject to the following conditions:

               (a) The Fund shall have furnished to the Trust a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Valuation Date.

               (b) As of the Exchange Date, all representations and warranties of the Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

               (c) A vote of the shareholders of the Fund approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.



        5. THE FUND'S CONDITIONS PRECEDENT. The obligations of the Fund hereunder with respect to the Fund shall be subject to the condition that as of the Exchange Date all representations and warranties of the Trust made in this Agreement shall be true and correct as if made at and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

     6. THE TRUST'S AND THE FUND'S CONDITIONS PRECEDENT. The obligations of both the Trust and the Fund hereunder shall be subject to the following conditions:
-----------------------------------------------



               (a) The post-effective amendment to the Trust's Registration Statement on Form N-1A relating to the Successor Fund under the Securities Act of 1933, as amended, and the 1940 Act, if applicable, shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of the Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

               (b) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

               (c) Each party shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code.

        Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.



        7. TERMINATION OF AGREEMENT. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Fund or the Board of Trustees of the Trust at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Fund or the Board of Trustees of the Trust, make proceeding with this Agreement inadvisable.

        If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Trust or the Trustees, officers or shareholders of the Fund, in respect of this Agreement.

        8. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of the Trust, and any of the conditions set forth in Section 5 may be waived by the Board of the Fund, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of the Fund and the Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

        9. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

        10. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Fund and the Trust, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.



        11.    CAPACITY OF TRUSTEES, ETC.

               (a) (i) The names "Automated Government Cash Reserves" and "Board of Trustees of Automated Government Cash Reserves" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Fund's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of the Fund entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Fund personally, but bind only the trust property, and all persons dealing with any portfolio of shares of the Fund must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Fund.

                      (ii) Both parties specifically acknowledge and agree that any liability of the Fund under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund and that no other portfolio of the Fund shall be liable with respect thereto.

               (b) (i) The names "Money Market Obligations Trust" and "Board of Trustees of Money Market Obligations Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Trust's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Successor Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Trust personally, but bind only the Successor Fund's trust property, and all persons dealing with any portfolio of shares of the Trust must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Trust.

                      (ii) Both parties specifically acknowledge and agree that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Successor Fund and that no other portfolio of the Trust shall be liable with respect thereto.



        12. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

        IN WITNESS WHEREOF, the Fund and the Trust have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.

                                            FEDERATED GOVERNMENT TRUST,
                                            on behalf of its portfolio,
                                            Automated Government Cash Reserves

ATTEST:  /S/ GAIL CAGNEY                    /S/ JOHN W. MCGONIGLE

         Title:  Assistant Secretary        Title: Executive Vice President

                                            MONEY MARKET OBLIGATIONS
                                            TRUST, on behalf of its portfolio,
                                            Automated Government Cash Reserves

ATTEST:  /S/ GAIL CAGNEY                    /S/ JOHN W. MCGONIGLE
      Title:  Assistant Secretary        Title: Executive Vice President




<

                                 APPENDIX II - A

        Set forth below is a comparison of the investment policies and restrictions of the Government Fund and the New Government Fund:

FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

     GOVERNMENT FUND: The Fund is not subject to a fundamental investment policy regarding diversification of its investments, although it is registered as a diversified investment company under the 1940 Act.

NEW GOVERNMENT FUND: "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

CONCENTRATION OF INVESTMENTS

GOVERNMENT FUND The Fund is not subject to a fundamental investment policy regarding concentration.

     NEW GOVERNMENT FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments are not deemed to constitute an industry."

INVESTMENTS IN REAL ESTATE

GOVERNMENT FUND: "The Fund will not purchase or sell real estate or limited partnership interests in real estate, although its may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or which represent interests in real estate."

NEW GOVERNMENT FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     GOVERNMENT FUND: The Fund is not subject to a fundamental investment policy on underwriting securities.



NEW GOVERNMENT FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     GOVERNMENT FUND: The Fund is not subject to a fundamental investment policy regarding investing in commodities.

     NEW  GOVERNMENT   FUND:  "The  Fund  may  not  purchase  or  sell  physical
commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

     GOVERNMENT FUND: "The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.

           The Fund will not borrow money except as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding."

     NEW GOVERNMENT FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES



     GOVERNMENT FUND: "The Fund will not lend any of its assets, except that it may purchase or hold U.S. government securities as permitted by its investment objective, policies and limitations or Declaration of Trust."

     NEW GOVERNMENT FUND: "The Fund will not lend any of its assets, except that it may purchase or hold U.S. government securities as permitted by its investment objective, policies and limitations or Declaration of Trust."

SELLING SHORT AND BUYING ON MARGIN

GOVERNMENT FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary
for clearance of transactions."     NEW GOVERNMENT FUND: The Fund is not subject
to an investment restriction regarding selling securities short. The Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

                       NON-FUNDAMENTAL INVESTMENT POLICIES

PERMISSIBLE INVESTMENTS

     GOVERNMENT FUND: "The Fund pursues its investment objective by investing only in a portfolio of U.S. government securities maturing in 13 months or less."

     NEW GOVERNMENT FUND: "The Fund pursues its investment objective by investing primarily in a portfolio of U.S. government securities maturing in 397 days or less."

INVESTING IN ILLIQUID SECURITIES

     GOVERNMENT FUND: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities."

NEW GOVERNMENT FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES



     GOVERNMENT FUND: "The Fund will not purchase securities of other investment companies, except as part of a merger, consolidation, or other acquisition."

     NEW GOVERNMENT FUND: "The Fund will not purchase securities of other investment companies, except as part of a merger, consolidation, or other acquisition." WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     GOVERNMENT FUND: "The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets."

NEW GOVERNMENT FUND:  The Fund is not subject to a comparable restriction.

BORROWING MONEY AND PLEDGING SECURITIES

     GOVERNMENT FUND: "The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year."

NEW GOVERNMENT FUND:  The Fund is not subject to a comparable restriction.






                                 APPENDIX II - B

        Set forth below is a comparison of the investment policies and restrictions of the Treasury Fund and the New Treasury Fund:

                         FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

TREASURY FUND: The Fund is not subject to a fundamental investment policy regarding diversification of its investments, although it is registered as a diversified investment company under the 1940 Act.

NEW TREASURY FUND: "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

CONCENTRATION OF INVESTMENTS

     TREASURY FUND: The Fund is not subject to a fundamental investment policy regarding concentration.

     NEW TREASURY FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments are not deemed to constitute an industry."

INVESTMENTS IN REAL ESTATE

     TREASURY FUND: "The Fund will not purchase or sell real estate including limited partnership interests."



NEW TREASURY FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be
liquidated in an orderly manner."      UNDERWRITING SECURITIES

     TREASURY FUND: The Fund is not subject to a fundamental investment policy on underwriting securities.

NEW TREASURY FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     TREASURY FUND: The Fund is not subject to a fundamental investment policy regarding investing in commodities.

     NEW TREASURY FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

     TREASURY FUND: "The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.

           The Fund will not borrow money except as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding."

     NEW TREASURY FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES



     TREASURY FUND: "The Fund will not lend any of its assets, except that it may purchase or hold U.S. Treasury obligations as permitted by its investment objective, policies and limitations or Declaration of Trust."

     NEW TREASURY FUND: "The Fund will not lend any of its assets, except that it may purchase or hold U.S. Treasury obligations as permitted by its investment objective, policies and limitations or Declaration of Trust."

SELLING SHORT AND BUYING ON MARGIN

     TREASURY FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions."

     NEW TREASURY FUND: "The Fund is not subject to an investment restriction regarding selling securities short. The Fund is subject to a non-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

                       NON-FUNDAMENTAL INVESTMENT POLICIES

PERMISSIBLE INVESTMENTS

     TREASURY FUND: "The Fund pursues its investment objective by investing only in a portfolio of U.S. Treasury securities maturing in 13 months or less."

     NEW TREASURY FUND: "The Fund pursues its investment objective by investing primarily in a portfolio of U.S. Treasury securities maturing in 397 days or less."

INVESTING IN ILLIQUID SECURITIES

     TREASURY FUND: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities."


NEW TREASURY FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     TREASURY FUND: "The Fund will not purchase securities of other investment companies, except as part of a merger, consolidation, or other acquisition."

     NEW TREASURY FUND: "The Fund will not purchase securities of other investment companies, except as part of a merger, consolidation, or other acquisition."



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     TREASURY FUND: "The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets."

NEW TREASURY FUND:  The Fund is not subject to a comparable restriction.

BORROWING MONEY AND PLEDGING SECURITIES

     TREASURY FUND: "The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year."

NEW TREASURY FUND:  The Fund is not subject to a comparable restriction.


<
                                 APPENDIX II - C

        Set forth below is a comparison of the investment policies and restrictions of Treasury Cash Fund and the New Treasury Cash Fund:

                         FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

TREASURY CASH FUND: The Fund is not subject to a fundamental investment policy regarding diversification of its investments, although it is registered as a diversified investment company under the 1940 Act.

NEW TREASURY CASH FUND: "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

CONCENTRATION OF INVESTMENTS

     TREASURY CASH FUND: The Fund is not subject to a fundamental investment policy regarding concentration.

     NEW TREASURY CASH FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments are not deemed to constitute an industry."

INVESTMENTS IN REAL ESTATE

TREASURY CASH FUND: "The Fund will not purchase or sell real estate including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or which represent interests in real
estate."     NEW TREASURY CASH FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real
estate can be liquidated in an orderly manner."      UNDERWRITING SECURITIES

     TREASURY CASH FUND: The Fund is not subject to a fundamental investment policy on underwriting securities.

NEW TREASURY CASH FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     TREASURY CASH FUND: The Fund is not subject to a fundamental investment policy regarding investing in commodities.

     NEW TREASURY CASH FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

     TREASURY CASH FUND: "The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.

           The Fund will not borrow money except as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding."

     NEW TREASURY CASH FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES



     TREASURY CASH FUND: "The Fund will not lend any of its assets, except that it may purchase or hold U.S. Treasury obligations as permitted by its investment objective, policies and limitations or Declaration of Trust."

     NEW TREASURY CASH FUND: "The Fund will not lend any of its assets, except that it may purchase or hold U.S. Treasury obligations as permitted by its investment objective, policies and limitations or Declaration of Trust."


SELLING SHORT AND BUYING ON MARGIN

     TREASURY CASH FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions."

NEW TREASURY CASH FUND: The Fund is not subject to an investment restriction regarding selling securities short. The Fund is subject to a non-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

                       NON-FUNDAMENTAL INVESTMENT POLICIES

PERMISSIBLE INVESTMENTS

     TREASURY CASH FUND: "The Fund pursues its investment objective by investing only in a portfolio of U.S. Treasury securities maturing in 13 months or less."

     NEW TREASURY CASH FUND: "The Fund pursues its investment objective by investing primarily in a portfolio of U.S. Treasury securities maturing in 397 days or less."

INVESTING IN ILLIQUID SECURITIES

     TREASURY CASH FUND: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities."


NEW TREASURY CASH FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     TREASURY CASH FUND: "The Fund will not acquire more than 3% of the total outstanding securities of other investment companies, except as part of a merger, consolidation, or other acquisition."

     NEW TREASURY CASH FUND: "The Fund will not acquire securities of other investment companies, except as part of a merger, consolidation, or other acquisition." WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     TREASURY CASH FUND: "The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets."

NEW TREASURY CASH FUND:  The Fund is not subject to a comparable restriction.

BORROWING MONEY AND PLEDGING SECURITIES

     TREASURY CASH FUND: "The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year."

NEW TREASURY CASH FUND:  The Fund is not subject to a comparable restriction.